Barclays 10D prepared by Black and Callow

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-D

ASSET-BACKED ISSUER
Distribution Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

For the monthly distribution period from June 1, 2021 to June 30, 2021

Commission File Number of issuing entity:  333-205943, 333-228394
Central Index Key Number of issuing entity: 0001552111

BARCLAYS DRYROCK ISSUANCE TRUST

(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor:  333-205943-01, 333-228394-02
Central Index Key Number of depositor: 0001551964

BARCLAYS DRYROCK FUNDING LLC

(Exact name of depositor as specified in its charter)

Commission File Number of sponsor:  333-205943-02, 333-228394-01
Central Index Key Number of sponsor: 0001551423

BARCLAYS BANK DELAWARE

(Exact name of sponsor as specified in its charter)

Wai Chung, Phone: (302) 255-7845
(Name and telephone number, including area code, of the person to contact in connection with this filing)

Delaware
(State or other jurisdiction of incorporation or organization of the issuing entity)

30-6324196
(I.R.S. Employer Identification No.)

c/o Wilmington Trust, National Association	19890
Rodney Square North	(Zip Code)
1100 North Market Street
Wilmington, DE
(Address of principal executive offices of issuing entity)

(302) 651-1000
(Telephone number, including area code)

(Former name, former address, if changed since last report)

Each class of Notes to which this report on Form 10-D relates as set forth in the distribution reports attached hereto as Exhibit 99 is subject to the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934.

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No ___

PART I – DISTRIBUTION INFORMATION

ITEM 1 – Distribution and Pool Performance Information.

The information required by Items 1121(a) and 1121(b) of Regulations AB is contained in the distribution reports attached hereto as Exhibit 99.

With respect to the information required by Item 1121(c) of Regulation AB, Barclays Dryrock Funding LLC (CIK # 0001551964) has no repurchase activity to report for the period from June 1, 2021 to June 30, 2021 for the Barclays Dryrock Issuance Trust. Barclays Dryrock Funding LLC’s most recent Form ABS-15G was filed on February 12, 2021.

With respect to the information required by Item 1121(d) and Item 1121(e) of Regulation AB, Barclays Dryrock Funding LLC has no activity to report for the period from June 1, 2021 to June 30, 2021.

In accordance with its credit and collection policies, Barclays Bank Delaware, as Servicer, has granted payment relief to certain accounts in connection with the COVID-19 pandemic. Those accounts receiving payment relief may not advance to the next delinquency cycle, including eventually to charge-off, in the same timeframe that would have occurred had the payment relief not been granted. Thus, delinquency data for the June 2021 Monthly Period set forth in the Monthly Servicer’s Statements attached hereto as Exhibit 99 may be impacted by an increased amount of payment relief granted in connection with the COVID-19 pandemic.

PART II – OTHER INFORMATION

ITEM 2 – Legal Proceedings.

Barclays Bank Delaware (“BBD”) has provided the following information to Barclays Dryrock Funding LLC for inclusion in this Form 10-D:

BBD is a defendant in a number of putative class action cases commenced in 2005 in various federal district courts by merchants alleging that Visa U.S.A., Inc. (“Visa”), MasterCard International (“MasterCard”) and their member banks conspired to fix interchange fees and unlawfully bundle several separate and distinct services, such as payment protection and transaction processing costs, in violation of the U.S. antitrust laws. The merchants also alleged that the defendants imposed other restraints on merchants in connection with accepting payment cards and that such alleged restraints violated the antitrust laws. Visa, MasterCard and several other payment card issuing banks are also defendants in the proceedings, which have been consolidated into a single proceeding in the Eastern District of New York, MDL No. 1720.

The merchants’ complaints sought an unspecified amount of damages and injunctive relief. By an order dated January 9, 2008, the court dismissed class damage claims prior to January 1, 2004; accordingly, the period over which any damages may be awarded is January 1, 2004 to the date of the award.

On July 13, 2012, the parties filed a proposed settlement agreement with the court under which the defendants agreed to pay the class plaintiffs $6.05 billion, to make network rule changes and to give other relief (the “2012 class settlement”). The 2012 class settlement included a provision pursuant to which Visa and MasterCard would reduce U.S. interchange rates 10 bps during an eight-month period from July 29, 2013 through March 29, 2014. On the same day, defendants announced that they reached an agreement in principle to settle with a group of individual plaintiffs that were not members of the class. The 2012 class settlement was approved by District Judge John Gleeson on December 13, 2013, who then entered an agreed form of final judgment on January 14, 2014.

A number of merchants, including several large retailers, elected against participation in the 2012 class settlement, “opting out” of that settlement and pursuing separate actions on the same or similar claims as those alleged by the putative class plaintiffs. Some of these merchants commenced new actions against Visa, MasterCard, and certain member banks, not including BBD, which remain pending. Although the class settlement fund was reduced to account for opt-outs, resulting in a refund to BBD of a portion of its share of the class settlement fund, total settlement payments by BBD to opt-out plaintiffs may be higher than the amount of that refund. If so, BBD will be liable for its share of the excess over the refund under the terms of a judgment sharing agreement with Visa, MasterCard, and the other payment card issuing bank defendants. As of the date hereof, Visa and MasterCard have settled a number of these opt-out actions and BBD has contributed to the settlement of those actions in accordance with the judgment sharing agreements. The amount of those settlements has exceeded what each of those plaintiffs would have been paid as a result of the 2012 class settlement.

The National Retail Federation and a number of merchants appealed the judgment entering the 2012 class settlement to the United States Court of Appeals for the Second Circuit. On June 30, 2016, the Second Circuit reversed District Judge Gleeson’s ruling approving the 2012 class settlement and remanded the action back to the Eastern District of New York.

Following remand of the case, the District Court reappointed counsel to represent members of the putative class seeking primarily (but not exclusively) damages pursuant to Federal Rule of Civil Procedure 23(b)(3) and appointed new counsel to represent class members seeking primarily equitable relief pursuant to Federal Rule of Civil Procedure 23(b)(2).

Counsel for the Rule 23(b)(3) putative class members moved for leave to file an amended complaint adding factual allegations and legal theories to conform to developments in the law, as well as damage claims for additional years of alleged damages. On September 27, 2017, Magistrate Judge James Orenstein granted the Rule 23(b)(3) plaintiffs’ motion to amend in part and denied it in part, allowing the plaintiffs to amend their complaints to add their additional legal and factual theories, but holding that those theories would only apply to the preceding four years and would not relate back to the date of filing of the initial complaints in 2005. On October 30, 2017, the Rule 23(b)(3) plaintiffs filed their amended complaint.

The Rule 23(b)(3) plaintiffs also appealed Magistrate Judge Orenstein’s ruling to District Judge Margo Brodie. On August 30, 2018, District Judge Brodie set aside Magistrate Judge Orenstein’s ruling, holding that plaintiffs’ additional legal and factual theories related back to the original filing dates for the Rule 23(b)(3) complaints and, for similar reasons, that comparable theories advanced by merchants that elected not to participate in the 2012 class settlement and are suing the same defendants separately were entitled to have had their claims considered to be tolled such that they would be treated as timely.

Counsel for the Rule 23(b)(2) putative class members filed a separate complaint seeking broad equitable relief against allegedly anticompetitive conduct as well as Visa and MasterCard network rules (the “Rule 23(b)(2) Class Action”). On January 16, 2019, BBD and the other bank defendants moved to dismiss the Rule 23(b)(2) class plaintiffs’ claims. On November 20, 2019, the Court denied the bank defendants’ motion to dismiss. BBD and the other bank defendants filed answers to the complaint on May 18, 2020. On June 1, 2020, defendants and the Rule 23(b)(2) class plaintiffs each moved for summary judgment on various issues, which motions have been fully briefed as of December 21, 2020 and are pending before the District Court. On December 18, 2020, the Rule 23(b)(2) class plaintiffs moved to certify a class.  Initial briefing on the certification motion was completed on April 28, 2021.  On March 26, 2021, a putative class member and two merchant trade groups representing putative class members moved to intervene to oppose certification of the injunctive relief class.  On June 28, 2021 the District Court granted the motions to intervene and authorized supplemental briefing, which is scheduled to be completed by August 27, 2021.

On February 17, 2017, BBD was named as a defendant in a case filed in Harris County Texas District Court (the “Texas Action”). Plaintiffs alleged that Visa, MasterCard, and the named defendant member banks agreed, with respect to Visa and MasterCard branded payment cards, to fix interchange fees, unlawfully bundle separate and distinct services, and otherwise engage in monopolistic and anticompetitive behavior in violation of the Texas Free Enterprise and Antitrust Act of 1983. Plaintiffs sought unspecified damages and injunctive relief. On April 5, 2017, defendants jointly removed the case to the U.S. District Court for the Southern District of Texas, and on August 3, 2017, the action was transferred to the Eastern District of New York to be included in the pending multi-district litigation, MDL No. 1720. On November 26, 2018, plaintiffs filed a second amended complaint adding claims for violation of Sections I and II of the Sherman Antitrust Act against all defendants. BBD answered the second amended complaint on December 21, 2018. Pursuant to the terms of a confidential settlement, plaintiffs dismissed their claims with prejudice on May 4, 2020. BBD has contributed to the settlement of this action in accordance with the judgment sharing agreements.

On September 17, 2018, all defendants entered into a settlement agreement with the Rule 23(b)(3) class plaintiffs to resolve their claims (the “Settlement Agreement”). The Settlement Agreement amends and supersedes the 2012 class settlement. The Settlement Agreement resolves the damages claims of the plaintiffs in the interchange fee litigation pending in the United States District Court for the Eastern District of New York, subject to any of those plaintiffs choosing to opt out of the Settlement Agreement and pursue their own actions, with the class plaintiffs agreeing to receive $6.20 billion to settle this matter. BBD has contributed to the class settlement in accordance with the judgment sharing agreements. On December 13, 2019, the United States District Court for the Eastern District of New York granted final approval of the Settlement Agreement (the “(b)(3) Class Settlement Final Approval”). In January 2020, several objectors filed appeals in connection with the (b)(3) Class Settlement Final Approval. The appeals have been fully briefed and are pending before the United States Court of Appeals for the Second Circuit.  At this time, it is unknown when the appeals will be decided.

On July 20, 2019, forty-five merchants filed an opt-out suit in the Northern District of California, asserting claims against Visa and MasterCard that are generally similar to the claims raised by the Rule 23(b)(3) plaintiffs. This suit was transferred to the Eastern District of New York to be coordinated with the MDL No. 1720 proceedings. Since July 2019, several additional opt-out claims have been initiated, and BBD anticipates that additional opt-out claims may be initiated. While the Settlement Agreement provides that the class settlement fund will be reduced to account for opt-outs, resulting in a refund to BBD of a portion of its share of the class settlement fund provided by the Settlement Agreement, total settlement payments by BBD to opt-out plaintiffs that opt out of the Settlement Agreement may be higher than the amount of that refund. If so, BBD will be liable for its share of the excess over the refund under the terms of a judgment sharing agreement with Visa, MasterCard, and the other payment card issuing bank defendants.

Because of the inherent uncertainties involved in the Rule 23(b)(2) Class Action, the “opt-out” plaintiffs’ actions arising from the 2012 class settlement, and the prospect of additional “opt-out” plaintiffs’ actions arising from the Settlement Agreement, it is too early to reliably estimate the ultimate liability BBD may incur or whether the results could be material to the operation or cash flows of BBD. Any reduction in the interchange fees paid by merchants to banks could adversely impact the business operations of credit card issuers, such as BBD, and could reduce the amount of interchange included in finance charge collections.

ITEM 10 – Exhibits

Exhibit 99 Monthly Servicers’ Certificate and Monthly Noteholders’ Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 19, 2021

BARCLAYS DRYROCK FUNDING LLC (Depositor) By: /s/ Wai Chung
Name: Wai Chung Title: President and Treasurer